Morgan Stanley Institutional Fund Trust -Limited
Duration Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:	 Altera Corp. 1.750% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $165,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, JP Morgan, Morgan
Stanley, Citigroup, US Bancorp, The Williams
Capital Group, LP
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 GlaxoSmithKline Capital
Inc. 0.750 due 5/2/2015
Purchase/Trade Date:	  5/2/12
Offering Price of Shares: $99.746
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.22
Brokers: Barclays, Citigroup, JP Morgan, Morgan
Stanley, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., HSBC, Mizuho Securities,
RBS, UBS Investment Bank
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 1.500%
due 5/11/2017
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.078
Percentage of Fund's Total Assets: 0.50
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kellogg Company 1.125%
due 5/15/2015
Purchase/Trade Date:	  5/14/2012
Offering Price of Shares: $99.883
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.11
Brokers: Barclays, JP Morgan, Wells Fargo
Securities, Citigroup, US Bancorp, Deutsche Bank
Securities, Rabo Securities, Mitsubishi UFJ
Securities, Goldman, Sachs & Co., Mizuho
Securities, SunTrust Robinson Humphrey
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cardinal Health Inc. 1.900%
due 6/15/17
Purchase/Trade Date:	  5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan Securities LLC, Merrill Lynch,
Piece, Fenner & Smith Incorporated, Morgan
Stanley & Co. LLC, Credit Agricole Securities
(USA) Inc., PNC Capital Markets LLC, The
Huntington Investment Company, US Bancorp
Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McDonald's Corp.0.750%
due 5/29/2015
Purchase/Trade Date:	  5/23/12
Offering Price of Shares: $99.725
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.15
Brokers: Goldman, Sachs & Co., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Morgan Stanley & Co. LLC,
Wells Fargo Securities, LLC, ANZ Securities, Inc.,
Barclays Capital Inc., BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., HSBC Securities
(USA) Inc., ING Financial Markets LLC, Rabo
Securities USA, Inc., RBC Capital Markets, LLC,
RBS Securities Inc., SG Americas Securities, LLC,
Standard Chartered Bank, SunTrust Robinson
Humphrey, Inc., The  Williams Capital Group, L.P.,
U.S. Bancorp Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Technologies
Corporation 1.200% due 6/1/2015
Purchase/Trade Date:	  5/24/12
Offering Price of Shares: $99.944
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, HSBC, JP Morgan,
BNP Paribas, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kraft Foods Group Inc.
1.625% due 6/4/2015
Purchase/Trade Date:	  5/30/12
Offering Price of Shares: $99.741
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.26
Brokers: Barclays, Citigroup, Goldman, Sachs &
Col., JP Morgan, RBS, Credit Suisse, Deutsche
Bank Securities, HSBC, Wells Fargo Securities,
BBVA Securities, BNP Paribas, BofA Merrill
Lynch, Credit Agricole CIB, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital
Markets, UBS Investment Bank, US Bancorp,
Blaylock Robert Van, LLC, The Williams Capital
Group L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Freddie Mac FHLMC 12-
K709 A1 1.560% due 10/25/2018
Purchase/Trade Date:	  6/8/2012
Offering Price of Shares: $101.4965
Total Amount of Offering: $104,649,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.263
Percentage of Fund's Total Assets: 0.19
Brokers: Wells Fargo Securities, JP Morgan, BofA
Merrill Lynch, Guggenheim Securities, Morgan
Stanley, Sandler O'Neill and Partners, LP
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 BAA Funding Ltd. 2.500%
due 6/25/2015
Purchase/Trade Date:	  6/18/2012
Offering Price of Shares: $99.928
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 0.26
Brokers: BBVA, HSBC, Morgan Stanley, RBS
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Experian Finance PLC
2.375% due 6/15/2017
Purchase/Trade Date:	  6/26/2012
Offering Price of Shares: $99.551
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets: 0.27
Brokers: BofA Merrill Lynch, RBC, Mitsubishi
UFJ Securities, Societe Generale, Barclays, BNP
Paribas, Credit Agricole CIB, ING, Mizuho
Securities, Santander, UBS Securities LLC, Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Takeda Pharmaceutical Co.
Ltd. 1.031% due 3/17/2015
Purchase/Trade Date:	  7/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $440,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.30
Brokers: Nomura, JP Morgan, BofA Merrill Lynch,
Citigroup, Morgan Stanley
Purchased from: Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Westpac Banking Corp.
1.375% due 7/17/2015
Purchase/Trade Date:	  7/10/2012
Offering Price of Shares: $99.962
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets:0.35
Brokers: JP Morgan Securities plc, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan
Stanley & Co. LLC, Westpac Banking Corp.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ecolab Inc. 1.000% due
8/9/2015
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.950
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $245,000
Percentage of Offering Purchased by Fund:  0.049
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, Credit Suisse, JP
Morgan, Mitsubishi UFJ Securities, SMBC Nikko,
RBS, Wells Fargo Securities, US Bancorp,
Citigroup
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Enterprise Products
Operating LLC 1.250% due 8/13/2015
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.941
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $315,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.21
Brokers: Citigroup, Barclays, BofA Merrill Lynch,
Deutsche Bank Securities, Mizuho Securities,
SunTrust Robinson Humphrey, DNB Markets,
RBS, Scotiabank, Wells Fargo Securities, Credit
Suisse, Mitsubishi UFJ Securities, Morgan Stanley,
RBC Capital Markets, UBS Investment Bank, US
Bancorp
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Bank of Montreal 1.400%
due 9/11/2017
Purchase/Trade Date:	  9/4/2012
Offering Price of Shares: $99.846
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $585,000
Percentage of Offering Purchased by Fund: 0.059
Percentage of Fund's Total Assets: 0.40
Brokers: BMO Capital Markets Corp., Citigroup
Global Markets Inc., Merrill Lynch, Pierce, Fenner
& Smith Inc., Morgan Stanley & Co. Inc., Wells
Fargo Securities LLC, Barclays Capital, Goldman
Sachs & Co., HSBC Securities, JP Morgan
Securities, RBS Securities Inc., UBS Securities
LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 1.875% due
1/15/2018
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.772
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $705,000
Percentage of Offering Purchased by Fund: 0.113
Percentage of Fund's Total Assets: 0.48
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, UBS Investment
Bank, Wells Fargo Securities, JP Morgan, Morgan
Stanley, SunTrust Robinson Humphrey, US
Bancorp, BB& T Capital Markets, BNY Mellon
Capital Makrets, LLC, Fifth Third Securities, Inc.,
Huntington Investment Company, Mitsubishi UFJ
Securities, Mizuho Securities, PNC Capital Markets
LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Vodafone Group PLC
1.250% due 9/26/2017
Purchase/Trade Date:	  9/19/2012
Offering Price of Shares: $99.691
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.078
Percentage of Fund's Total Assets: 0.53
Brokers: Barclays, Goldman Sachs & Co.
Mitsubishi UFJ Securities, Morgan Stanley
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Canadian Imperial Bank of
Commerce 0.950% due 10/1/2015
Purchase/Trade Date:	  9/24/2012
Offering Price of Shares: $99.970
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $435,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.30
Brokers: CIBC World Markets, Citigroup Global
Markets Inc., UBS Securities LLC, Wells Fargo
Securities LLC, Barclays Capital, Credit Suisse
Securities USA LLC, Deutsche Bank Securities
Inc., Goldman Sachs & Co., HSBC Securities, JP
Morgan Securities, Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co. Inc.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.